Subsequent events	12 Months Ended
Mar. 25, 2017
Subsequent Events [Abstract]
Subsequent events
18.	Subsequent events:

The Company entered into a financing agreement effective May 11, 2017 with a new lender for a credit facility of up to $4.75 million of lease financing relating to certain equipment consisting of furniture, fixtures and computer systems. As of the date of the issuance of these financial statements, the Company had borrowed approximately $2.2 million against this facility.